UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                 )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MOBIV ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MOBIV ACQUISITION CORP.

850 Library Avenue, Suite 204

Newark, Delaware 19711

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 7, 2023

TO THE STOCKHOLDERS OF MOBIV ACQUISITIONS CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Mobiv Acquisition Corp., which we refer to as “we,” “us,” “our,” “Mobiv” or the “Company,” to be held at 10:00 a.m. Eastern Time on July 7, 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/mobivac/2023. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. You may also listen to the Special Meeting by calling +1 (800) 450-7155 (within the U.S. and Canada) or +1 (857) 999-9155 (outside of the U.S. and Canada) (Conference ID: 8986507#). We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated June 26, 2023, and is first being mailed to stockholders of the Company on or about June 26, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•

The Charter Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation (the “Existing Charter”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Amended Charter”). We refer to this amendment throughout the Proxy Statement as the “Charter Amendment” and such proposal as the “Charter Amendment Proposal.” The Charter Amendment proposes to extend the date by which the Company must consummate a business combination (the “Business Combination”), from July 8, 2023 (the “Termination Date”) to July 15, 2023 and to allow the Company’s Chief Executive Officer or Chief Financial Officer, without a further shareholder vote, to further extend the Termination Date from July 15, 2023 to August 8, 2023 and thereafter on a monthly basis up to six times after August 8, 2023 (each, an “Extension”), for a total of up to seven months after the Termination Date (assuming the Company’s Business Combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” The Charter Amendment additionally proposes that in connection with each Extension, the Sponsor (or its affiliates or permitted designees) agrees to deposit into the trust account (the “Trust Account”) for each of the Extensions, beginning on the Extension commencing July 15, 2023, the lesser of (i) $100,000 or (ii) $0.05 for each Public Share not redeemed in connection with the Charter Amendment Proposal (the “Extension Payment”) until February 8, 2024 (assuming the Company’s Business Combination has not occurred).

•

Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated August 3, 2022, between us and Continental Stock Transfer & Trust Company (“Continental” and such agreement the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B (the “Trust Amendment”) of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of the Trust Account to the Extended Date or such later date as may be approved by our stockholders in accordance with the Charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date (the “Trust Amendment Proposal”).

•

The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal or the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Amendment Proposal.

Each of the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. The Company’s initial public offering (“IPO”) prospectus and the Existing Charter provide that the Company has until the Termination Date to complete a Business Combination. Pursuant to the IPO prospectus, if we are unable to complete our Business Combination by the Termination Date, we may elect to extend the time to consummate our Business Combination, by an additional seven (7) months, for a total of 18 months, by depositing $0.0333 per unit for each month extended, totaling $333,166.50 per month, into the Trust Account.

While we are using our best efforts to complete a Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to consummate a Business Combination and hold a general meeting at which to conduct a vote for stockholder approval of the Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain one or more Extensions. Without such Extension(s), the Board believes that there is significant risk that we might not, despite our best efforts, be able to enter into and complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

The purpose of the Charter Amendment and the Trust Amendment, and respectively the Charter Amendment Proposal and Trust Amendment Proposal, is to allow the Company more time to enter into and complete a Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock, par value $0.00001 per share, issued in our IPO, which shares we refer to as the “Public Shares” or “Class A Common Stock,” causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete a Business Combination as soon as possible and in any event on or before the last Extended Date, February 8, 2024.

In connection with the Charter Amendment Proposal, public stockholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock issued in our IPO, and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Charter Amendment Proposal.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Amended

Charter, and Trust Agreement, as amended by the Trust Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the last Extended Date, February 8, 2024.

To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 5, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.61 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on June 22, 2023, was $10.56. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the Public Shares on or after January 1, 2023, such as the redemptions discussed in this Proxy Statement, may be subject to the Excise Tax. The Company confirms that any amounts placed in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares in connection with any redemption event (including the Extension). See “United States Federal Income Tax Considerations — Excise Tax Upon Redemption” for additional details.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate the Business Combination by the Termination Date, July 8, 2023, in accordance with our Existing Charter, we will cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. Further, we may, but are not obligated to, extend the period of time to consummate a business combination by an additional seven months, to February 8, 2024, provided that our Sponsor (or its affiliates or designees) deposits into the Trust Account $333,166.50 per month.

Mobiv Pte. Ltd., a Singapore private company (the “Sponsor”) owns 2,471,250 shares of Class B common stock, par value $0.0001 per share (the “Founder Shares” or “Class B Common Stock”), that were issued to the Sponsor prior to our IPO. The Sponsor also owns 543,300 units that were purchased at the consummation of the IPO (the “Private Units”), each Private Unit consisting of one share of Class A common stock and one warrant exercisable for one share of Class A common stock. In the event of a liquidation, our Sponsor, officers, and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Units.

Subject to the foregoing, the affirmative vote of at least sixty-five percent (65%) of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Charter Amendment Proposal. Stockholder approval of the Charter Amendment is required for the implementation of our Board’s plan to (i) extend the date by which we must consummate our Business Combination to no later than February 8, 2024, and (ii) revise the payment terms of each Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

The approval of the Trust Amendment Proposal requires the affirmative vote of sixty-five percent (65%) of outstanding shares as of the Record Date of our common stock, including the Founder Shares, voting together as a single class. Stockholder approval of the Trust Amendment Proposal is required for the implementation of our Board’s plan to (i) extend the date by which we must consummate our Business Combination to no later than February 8, 2024, and (ii) amend the Trust Agreement. Notwithstanding stockholder approval of the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Trust Amendment at any time without any further action by our stockholders.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on June 20, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock as of the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and the Trust Amendment Proposal or implement the Charter Amendment and Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

June 26, 2023

By Order of the Board of Directors

/s/ Peter Bilitsch
Peter Bilitsch
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Charter Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Charter Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 7, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/mobivac/2023.

MOBIV ACQUISITION CORP.

850 Library Avenue, Suite 204

Newark, Delaware 19711

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 7, 2023

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Mobiv Acquisitions Corp., which we refer to as “we,” “us,” “our,” “Mobiv” or the “Company,” will be held at 10:00 a.m. Eastern Time on July 7, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/mobivac/2023. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. You may also listen to the Special Meeting by calling +1 (800) 450-7155 (within the U.S. and Canada) or +1 (857) 999-9155 (outside of the U.S. and Canada) (Conference ID: 8986507#). The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•

The Charter Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation (the “Existing Charter”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Amended Charter”). We refer to this amendment throughout the Proxy Statement as the “Charter Amendment” and such proposal as the “Charter Amendment Proposal.” The Charter Amendment proposes to extend the date by which the Company must consummate a business combination (the “Business Combination”), from July 8, 2023 (the “Termination Date”) to July 15, 2023 and to allow the Company’s Chief Executive Officer or Chief Financial Officer, without a further shareholder vote, to further extend the Termination Date from July 15, 2023 to August 8, 2023 and thereafter on a monthly basis up to six times after August 8, 2023 (each, an “Extension”), for a total of up to seven months after the Termination Date (assuming the Company’s Business Combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” The Charter Amendment additionally proposes that in connection with each Extension, the Sponsor (or its affiliates or permitted designees) agrees to deposit into the trust account (the “Trust Account”) for each of the Extensions, beginning on the Extension commencing July 15, 2023, the lesser of (i) $100,000 or (ii) $0.05 for each Public Share not redeemed in connection with the Charter Amendment Proposal (the “Extension Payment”) until February 8, 2024 (assuming the Company’s Business Combination has not occurred).

•

Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated August 3, 2022, between us and Continental Stock Transfer & Trust Company (“Continental” and such agreement the “Trust Agreement”) pursuant to an amendment in the form set forth in Annex B (the “Trust Amendment”) of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of the Trust Account to the Extended Date or such later date as may be approved by our stockholders in accordance with the Charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date (the “Trust Amendment Proposal”).

•

The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Amendment Proposal.

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. The Company’s initial public offering (“IPO”) prospectus and the Existing Charter provide that the Company has until the

Termination Date to complete a Business Combination. Pursuant to the IPO prospectus, if we are unable to complete our Business Combination by the Termination Date, we may elect to extend the time to consummate our Business Combination, by an additional seven (7) months, for a total of 18 months, by depositing $0.0333 per unit for each month extended, totaling $333,166.50 per month, into the Trust Account.

While we are using our best efforts to complete a Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to consummate a Business Combination and hold a general meeting at which to conduct a vote for stockholder approval of the Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain one or more Extensions. Without such Extension(s), the Board believes that there is significant risk that we might not, despite our best efforts, be able to enter into and complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

The purpose of the Charter Amendment and the Trust Amendment, and respectively the Charter Amendment Proposal and Trust Amendment Proposal, is to allow the Company more time to enter into and complete a Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock, par value $0.00001 per share, issued in our IPO, which shares we refer to as the “Public Shares” or “Class A Common Stock,” causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete a Business Combination as soon as possible and in any event on or before the last Extended Date, February 8, 2024.

In connection with the Charter Amendment Proposal, public stockholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock issued in our IPO, and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Charter Amendment Proposal.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Amended Charter, and Trust Agreement, as amended by the Trust Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the last Extended Date, February 8, 2024.

Mobiv Pte. Ltd., a Singapore private company (the “Sponsor”) owns 2,471,250 shares of Class B common stock, par value $0.0001 per share (the “Founder Shares” or “Class B Common Stock”), that were issued to the Sponsor prior to our IPO. The Sponsor also owns 543,000 units that were purchased at the consummation of the IPO (the “Private Units”), each Private Unit consisting of one share of Class A common stock and one warrant exercisable for one share of Class A common stock. In the event of a liquidation, our Sponsor, officers, and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Units.

To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 5, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.61 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on June 22, 2023, was $10.56. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the Public Shares on or after January 1, 2023, such as the redemptions discussed in this Proxy Statement, may be subject to the Excise Tax. The Company confirms that any amounts placed in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares in connection with any redemption event (including the Extension). See “United States Federal Income Tax Considerations — Excise Tax Upon Redemption” for additional details.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. If the Charter Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate the Business Combination by the Termination Date, July 8, 2023, in accordance with our Existing Charter, we will cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. Further, we may, but are not obligated to, extend the period of time to consummate a business combination by an additional seven months, to February 8, 2024, provided that our Sponsor (or its affiliates or designees) deposits into the Trust Account $333,166.50 per month.

There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of the Sponsor’s ownership of 2,471,250 Founder Shares that were issued to the Sponsor prior to our IPO or 543,000 Private Units. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders, the Charter Amendment Proposal and the Trust Amendment Proposal or implement the Charter Amendment and Trust Amendment Proposal. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.25 per public share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.25 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or Target that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.33. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC on August 3, 2022, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Charter Amendment Proposal and the Trust Amendment Approval are approved, the Company will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the last Extended Date, February 8, 2024. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a Business Combination through the last Extended Date, February 8, 2024, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on June 20, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date, there were 13,149,600 shares of common stock outstanding and entitled to vote, of which 10,648,350 are Class A Common Stock and 2,501,250 are Class B Common Stock. The Company’s warrants and rights do not have voting rights in connection with the Charter Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $29,800 (plus reimbursement of any disbursements). We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

This Proxy Statement is dated June 26, 2023 and is first being mailed to stockholders on or about June 26, 2023.

June 26, 2023

By Order of the Board of Directors

/s/ Peter Bilitsch
Peter Bilitsch
Chief Executive Officer and Director

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on January 7, 2022, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On February 8, 2022, we consummated our IPO from which we derived gross proceeds of $100,050,000.00 (inclusive of the full exercise of the underwriter’s over-allotment option), and incurred offering costs of approximately $5,400,448, inclusive of $3,501,750 of deferred underwriting fees. Simultaneously with the closing of the initial public offering, we consummated the sale of 543,300 Private Units at a price of $10.00 per unit in a private placement to our sponsor, generating gross proceeds of $5,433,000.

In connection with our IPO, the underwriter fully exercised their over-allotment option to purchase an additional 1,305,000 Units, resulting in incremental gross proceeds of approximately $13,050,000. Like most blank check companies, our Existing Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which is currently July 8, 2023 (subject to extension terms noted therein). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date, which shall be no later than February 8, 2024, in order to allow us more time to complete the Business Combination.

The purpose of the Charter Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination.

What is being voted on?

You are being asked to vote on:

•

The Charter Amendment Proposal — a proposal to amend the Existing Chart in the form set forth in the Amended Charter. The Charter Amendment proposes to extend the date by which the Company must consummate a Business Combination, from the Termination Date to July 15, 2023 and to allow the Company’s Chief Executive Officer or Chief Financial Officer, without a further shareholder vote, to further extend the Termination Date from July 15, 2023 to August 8, 2023 and thereafter on a monthly basis up to six times after August 8, 2023 (each, an “Extension”), for a total of up to seven months after the Termination Date (assuming the Company’s Business Combination has not occurred). The Charter Amendment additionally proposes that in connection with each Extension, the Sponsor (or its affiliates or permitted designees) agrees to deposit into the Trust Account an Extension Payment until February 8, 2024 (assuming the Company’s Business Combination has not occurred).

•

Trust Amendment Proposal — a proposal to amend the Trust Agreement pursuant to the Trust Amendment of the accompanying proxy statement, to change the initial date on which Continental must commence liquidation of the Trust Account to the Extended Date or such later date as may be approved by our stockholders in accordance with the Charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date.

•

Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

The Charter Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to (i) extend the date that we have to complete our Business Combination, and (ii) revise the payment terms of each Extension. The purpose of the Charter Amendment and the Trust Amendment Proposal is to allow the Company more time to complete the Business Combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. However, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A Common Stock issued in our IPO, causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will (i) remove from the Trust Account an amount, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date, which shall not be later than February 8, 2024. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on Business Combination through the Extended Date if the Charter Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $106,126,507.41 that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and the Trust Amendment Proposal or implement the Charter Amendment and Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by July 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per- share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Further, we may, but are not obligated to, extend the period of time to consummate a business combination by an additional seven months, to February 8, 2024, provided that our Sponsor (or its affiliates or designees) deposits into the Trust Account $333,166.50 per month.

There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors, and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Units (as applicable).

Why is the Company proposing the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal?

Our Existing Charter and Trust Agreement provide that we have until July 8, 2023, following our previous extensions, to complete our Business Combination (subject to the extension terms noted therein). Our Board has determined that it is in the best interests of our stockholders to approve the Charter Amendment Proposal the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before July 8, 2023. If that were to occur (and if we do not exercise our extension option), we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the business combination agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the last Extended Date, February 8, 2024.

The Company believes that given its expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Charter Amendment Proposal to amend our Existing Charter, in the form set forth in Annex A hereto and the and the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B hereto, to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our Class A Common Stock included as part of the units sold in our IPO, from July 8, 2023 to February 8, 2024, composed of seven one-month extensions unless the closing of the Company’s Business Combination shall have occurred. The end date of each Extension shall be referred to herein as the “Extended Date.” The Charter Amendment additionally proposes that in connection with each Extension, the Sponsor (or its affiliates or permitted designees) agrees to deposit into the Trust Account, on the then-applicable Extended Date for each of the six one-month extensions, the lesser of (i) $100,000 or (ii) $0.05 for each Public Share not redeemed in connection with the Charter Amendment Proposal until February 8, 2024, or such earlier date as determined by the Board (assuming the Company’s Business Combination has not occurred).

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the last Extended Date, February 8, 2024.

If the Charter Amendment Proposal or the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and the Trust Amendment Proposal or implement the Charter Amendment and

Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders will benefit from the consummation of the Business Combination and is proposing the Charter Amendment Proposal and Trust Amendment Proposal to (i) extend the date by which we have to complete a Business Combination until the Extended Date, which shall be no later than February 8, 2024, and (ii) revise the payment terms of each Extension. The Extension would give us additional time to complete the Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate the Business Combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the Business Combination on or before July 8, 2023. If that were to occur (and if we do not exercise our extension option), we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. Our Board believes the Business Combination will provide significant benefits to our stockholders.

Our Board recommends that you vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and the Trust Amendment Proposal or implement the Charter Amendment and Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

When would the Board abandon the Charter Amendment Proposal and the Trust Amendment Proposal?

We intend to hold the Special Meeting to approve the Charter Amendment Proposal and the Trust Amendment Proposal only if the Board has determined as of the time of the Special Meeting that we may not be able to complete the Business Combination on or before July 8, 2023. If we complete the Business Combination on or before July 8, 2023, we will not implement the Extension. Additionally, our Board will abandon the Charter Amendment and the Trust Amendment if our stockholders do not approve the Charter Amendment Proposal or Trust Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A Common Stock issued in our IPO, causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and

Trust Amendment Proposal. Currently, our Sponsor, our officers and directors own approximately 23.15% of our issued and outstanding shares of common stock. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendment Proposal and Trust Amendment Proposal.

What vote is required to adopt the proposals?

The approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least sixty-five percent (65%) of our outstanding shares of common stock on the record date.

The approval of the Trust Amendment Proposal will require the affirmative vote of sixty-five percent (65%) of outstanding shares as of the Record Date of our common stock, including the Founder Shares, voting together as a single class.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal?

If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposal or Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment and the Trust Amendment. If the Charter Amendment Proposal and Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

Our Board will abandon the Charter Amendment and the Trust Amendment if our stockholders do not approve the Charter Amendment Proposal and Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per- share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants or rights which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors, and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Units (as applicable).

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate the Business Combination until the Extended Date, which shall be no later than

February 8, 2024. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite time period will require us to liquidate. If we liquidate, our public stockholders may only receive $10.61 per share, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Charter Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file the Amended Charter with the Secretary of State of the State of Delaware, in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A Common Stock, public warrants, and public rights will remain publicly traded. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the board of directors decides to implement the Charter Amendment and the Trust Amendment, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment on the then-applicable Extended Date in the amount of the lesser of (i) $100,000 or (ii) $0.05 for each Public Share not redeemed in connection with the Charter Amendment Proposal until February 8, 2024, or such earlier date as determined by the Board (assuming the Company’s Business Combination has not occurred).

The redemption amount per share at the meeting for such Business Combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete the Business Combination, depending on the percentage of redemptions received in connection with the Charter Amendment. For example, if 25% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Amendment, then the amount deposited per share for a one-month period will be approximately $0.034 per share. If 50% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Amendment, then the amount deposited per share for a one- month period will be approximately $0.018 per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Charter Extension Contribution per Share per Month
25%	2,662,088	$0.012
40%	4,259,340	$0.015
50%	5,324,175	$0.018
60%	6,389,010	$0.023
75%	7,761,263	$0.034
90%	9,583,515	$0.05

The Charter Amendment Proposal and the Trust Amendment Proposal are conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved. The Extension Payment will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. If the Company opts not to utilize the Charter Amendment or the Trust Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s Existing Charter, and the Sponsor’s obligation to make additional contributions will terminate.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Units (as applicable).

Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and the Trust Amendment at any time without any further action by our stockholders, subject to the terms of the Business Combination Agreement.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and the Trust Amendment Proposal or implement the Charter Amendment and Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

What happens to the Company’s warrants if the Charter Amendment Proposal or Trust Amendment Proposal are not approved?

If the Charter Amendment Proposal or the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date, which shall be no later than February 8, 2024. The public warrants will remain outstanding and only become exercisable until the later of 30 days after the completion of our Business Combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with the Business Combination?

If you were a holder of common stock as of the close of business on the Record Date for a meeting to seek stockholder approval of the Business Combination, you will be able to vote on the Business Combination. The Special Meeting relating to the Charter Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our Existing Charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the Special Meeting of stockholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Existing Charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company (in such capacity, “Continental” or the “Transfer Agent”) at the e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact the Transfer Agent to have a control number generated.

Continental Stock Transfer & Trust Company

1 State Street - 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to spacredemptions@continentalstock.com so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Charter Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the Record Date of our common stock, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Charter Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Trust Amendment Proposal requires the affirmative vote of at least 65% of the outstanding shares as of the Record Date of our common stock, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Charter Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting.

Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

As of the record date for the Special Meeting, 6,574,801 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on June 20, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the Record Date, there were 13,149,600 shares of common stock outstanding and entitled to vote, of which 10,648,350 are Class A Common Stock and 2,501,250 are Class B Common Stock.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Charter Amendment Proposal, and, if presented, the Adjournment Proposal are in the best interests of the

Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,501,250 Founder Shares (including 2,471,250 Founder Shares purchased for $25,000) and 543,000 Private Units (purchased for $5,433,000), which would expire worthless if a business combination is not consummated. See the section entitled “The Charter Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Charter Amendment Proposal or Trust Amendment Proposal?

Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal or Trust Amendment Proposal under the DGCL.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A Common Stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date, which shall be no later than February 8, 2024.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on July 5, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street - 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $29,800 (plus reimbursement of any disbursements). We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

Attn: Mobiv Acquisition Corp.

Telephone No.: (855) 835-8316

Email: MOBV@allianceadvisors.com

You may also contact us at:

Mobiv Acquisition Corp.

850 Liberty Avenue, Suite 204

Newark, Delaware 19711

Attn: Corporate Secretary

Telephone No.: (302) 738-6680

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account; and

•	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus for our IPO filed with the SEC on August 3, 2022, our Quarterly Report on Form 10-Q filed with the SEC on May 8, 2023, our Annual Report on Form 10-K filed with the SEC on February 21, 2023 and in other reports we file with the SEC. You should not place undue reliance on any forward- looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our final prospectus for our IPO filed with the SEC on August 3, 2022, our Quarterly Report on Form 10-Q filed with the SEC on May 8, 2023, our Annual Report on Form 10-K filed with the SEC on February 21, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face.

Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date, which shall be no later than February 8, 2024. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination (the “Business Combination Proxy”). The Business Combination Proxy has not yet been filed with the SEC, and the SEC may have comments on our Business Combination Proxy. The Company cannot complete the Business Combination unless the Business Combination Proxy is filed as a definitive proxy statement. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC would permit the company to file the Business Combination Proxy as a definitive proxy.

We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial Business Combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our Business Combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,471,250 Founder Shares that were issued to the Sponsor prior to our IPO and 543,000 Private Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if a Business Combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after the Business Combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination, include all legal, accounting, consulting, investment banking and other fees, expenses and costs, and will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur transactions expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We may not be able to complete an initial Business Combination if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us, we may not be able to consummate an initial Business Combination.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.61 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under the regulations relating to CFIUS, and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

Our Sponsor may be deemed to be controlled by or have substantial ties with a non-U.S. person, given that it was founded by Milan Vido Partners Pte. Ltd., a Singapore private company, which was founded by our chief executive officer, Mr. Peter Bilitsch. If CFIUS were to consider us to be a “foreign person” and believe that the business of an initial Business Combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial Business Combination. In addition, if a potential initial Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial Business Combination.

If we are determined to be a “foreign person” and subject to CFIUS review, CFIUS may decide to block or delay a potential initial Business Combination, impose conditions to mitigate national security concerns with respect to a potential initial Business Combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor.

As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.61 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a potential initial Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company formed in Delaware on January 7, 2022, for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar initial business combination with one or more businesses or entities.

On the Record Date, there were 13,149,600 shares of common stock outstanding and entitled to vote, of which 10,648,350 are Class A Common Stock and 2,501,250 are Class B Common Stock. In addition, we issued (i) 10,005,000 units as part of our IPO, and (ii) an aggregate of 543,000 Private Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. As of March 31, 2023, there were 10,005,000 public warrants outstanding. As of March 31, 2023 there were 543,000 Private Units outstanding.

Each whole warrant entitles its holder to purchase one whole share of Class A Common Stock at an exercise price of $11.50 per share. The warrants will become exercisable on the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of approximately $100,050,000 of the proceeds from our IPO and the simultaneous sale of the Private Units in a private placement transaction was placed in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $106,126,507.41 was held in the Trust Account as of the Record Date. The mailing address of the Company’s principal executive office is 850 Liberty Avenue, Suite 204, Newark, Delaware 19711.

Business Combination

The purpose of the Charter Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. The Company’s IPO prospectus and the Existing Charter provide that the Company has until the Termination Date to complete a Business Combination.

On March 13, 2023, we entered into an agreement and plan of merger (the "Merger Agreement") with SRIVARU Holding Limited, a Cayman Islands exempted company ("SVH") and Pegasus Merger Sub Inc., a Delaware corporation, and a direct, wholly owned subsidiary of SVH ("Merger Sub"). Pursuant to the terms of the Merger Agreement, a business combination between the Company and SVH will be effected through the merger of Merger Sub with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of SVH (the "Merger").

While we are using our best efforts to enter into and complete the Merger as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to hold a general meeting at which to conduct a vote for stockholder approval of the Merger. Accordingly, the Board believes that in order to be able to consummate the Merger, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to enter into and complete a Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

We are not aware of any material regulatory approvals or actions that are required for completion of the Merger. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Merger. Accordingly, the Board believes that in order to be able to consummate the Merger, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before July 8, 2023. If that were to occur (and if we do not exercise our extension option), we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

Because we have only a limited time to complete our Business Combination, even if we are able to effect the Extension, our failure to complete a Business Combination within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.61 per share, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on the Merger at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the Record Date for a meeting to consider the Merger, you will retain the right to vote on the Merger when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Merger is approved and completed or we have not consummated a Merger by the Extended Date.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on July 7, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/mobivac/2023. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. You may also listen to the Special Meeting by calling +1 (800) 450-7155 (within the U.S. and Canada) or +1 (857) 999-9155 (outside of the U.S. and Canada) (Conference ID: 8986507#). The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online- only virtual meeting, go to https://www.cstproxy.com/mobivac/2023 and enter the control number you received on your proxy card.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to spacredemptions@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A Common Stock at the close of business on June 20, 2023, the Record Date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants and rights do not carry voting rights.

Votes Required. Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares. Approval of the Trust Amendment Proposal will require the affirmative vote of at least 65% of the outstanding shares as of the Record Date of our common stock, including the Founder Shares, voting together as a single class. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

On the Record Date, there were 13,149,600 shares of common stock outstanding and entitled to vote, of which 10,648,350 are Class A Common Stock and 2,501,250 are Class B Common Stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Charter Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Alliance Advisors LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock.

You may contact the Proxy Solicitor at:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

Attn: Mobiv Acquisition Corp.

Telephone No.: (855) 835-8316

Email: MOBV@allianceadvisors.com

THE CHARTER AMENDMENT PROPOSAL

The Company is proposing to amend its charter to (i) extend the date by which the Company must consummate a Business Combination to July 15, 2023, (ii) to allow the Company’s Chief Executive Officer or Chief Financial Officer, without a further shareholder vote, to further extend the Termination Date from July 15, 2023 to August 8, 2023 and thereafter on a monthly basis up to six times, and (iii) revise the payment terms for each Extension.

The Charter Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If the Charter Amendment Proposal is not approved and we have not consummated the Business Combination by July 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and the Trust Amendment Proposal or implement the Charter Amendment and Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

The Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that the Business Combination will provide significant benefits to our stockholders.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Charter Amendment Proposal

The Company’s Existing Charter provides that the Company has, following our pervious extensions, until July 8, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The purpose of the Charter Amendment is to allow the Company more time to complete its Business Combination.

The purpose of the Charter Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. The Company’s IPO prospectus and the Existing Charter provide that the Company has until the Termination Date to complete a Business Combination. While we are using our best efforts to enter into and complete a Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to enter into a business combination agreement and hold a general meeting at which to conduct a vote for stockholder approval of the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to enter into and complete the Business

Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date, which shall occur no later than February 8, 2024.

The Company’s IPO prospectus and Existing Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence and extension payment terms, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Existing Charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 8, 2023 to the Extended Date, which shall be no later than February 8, 2024. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Existing Charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a Business Combination and our entry into a business combination agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Charter Amendment Proposal is Not Approved

Stockholder approval of the Charter Amendment is required for the implementation of our Board’s plan to (i) extend the date by which we must consummate our Business Combination, and (ii) revise the payment terms for each Extension. Therefore, our Board will abandon and not implement the Charter Amendment unless our stockholders approve the Charter Amendment Proposal.

If the Charter Amendment Proposal is not approved and we have not consummated the Business Combination by July 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Further, we may, but are not obligated to, extend the period of time to consummate a business combination by an additional seven months, to February 8, 2024, provided that our Sponsor (or its affiliates or designees) deposits into the Trust Account $333,166.50 per month.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors, and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, the Company will file the Amended Charter with the Secretary of State of the State of Delaware, in the form set forth in Annex A hereto, to (i) extend the time it has to complete the Business Combination until the Extended Date, which shall be no later than February 8, 2024, and (ii) revise the payment terms for each Extension. The Company will remain a reporting company under the Exchange Act and its units, Class A Common Stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date, which shall be no later than February 8, 2024.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Charter Amendment Proposal and the Trust Amendment Proposal or implement the Charter Amendment and Trust Amendment Proposal. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal is approved and the Board decides to implement the Charter Amendment, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment on the then-applicable Extended Date in the amount of the lesser of (i) $100,000 or (ii) $0.05 for each Public Share not redeemed in connection with the Charter Amendment Proposal until February 8, 2024, or such earlier date as determined by the Board (assuming the Company’s Business Combination has not occurred).

The redemption amount per share at the meeting for such Business Combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Amendment. Below as reference is a table estimating the approximate per- share amount to be paid in connection with the extension period needed to complete the Business Combination, depending on the percentage of redemptions received in connection with the Charter Amendment. For example, if 25% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Amendment, then the amount deposited per share for a one-month period will be approximately $0.034 per share. If 50% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Amendment, then the amount deposited per share for a one- month period will be approximately $0.018 per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Charter Extension Contribution per Share per Month
25%	2,662,088	$0.012
40%	4,259,340	$0.015
50%	5,324,175	$0.018
60%	6,389,010	$0.023
75%	7,761,263	$0.034
90%	9,583,515	$0.05

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $106,126,507.41 held in the Trust Account as of the Record Date. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO AMERICAN STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE CHARTER AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 5, 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on July 5, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on July 5, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on July 5, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment

Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.61 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on the Record Date was $10.53.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on July 5, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Charter Amendment Proposal. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented and, if the Business Combination has not been consummated by July 8, 2023 (subject to the extension terms therein), the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (A) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Charter Amendment is required for the implementation of our Board’s plan to (i) extend the date by which we must consummate our initial business combination, and (ii) revise the payment terms for each Extension. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Charter Amendment Proposal.

Our Board will abandon and not implement the Charter Amendment Proposal unless our stockholders approve the Charter Amendment Proposal. Notwithstanding stockholder approval of the Charter Amendment,

our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

Our Sponsor, all of our directors and officers are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the Record Date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 3,055,550 shares, representing approximately 23.15% of the Company’s issued and outstanding shares of common stock. Our Sponsor, directors, and officers do not intend to purchase shares of Class A Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that our Sponsor holds 2,471,250 Founder Shares and 543,000 Private Units, all such securities. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.25 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment Proposal and recommends that you vote “FOR” such proposal. Our Existing Charter provides that the Company has until July 8, 2023 (subject to the extension terms therein) to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

The purpose of the Charter Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. The Company’s IPO prospectus and the Existing Charter provide that the Company has until the Termination Date to complete a Business Combination. While we are using our best efforts to enter into and complete a new Business Combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to enter into a business combination agreement and hold a general meeting at which to conduct a vote for stockholder approval of the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business

Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to enter into and complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Our Existing Charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not, following the previous extensions, complete a business combination before July 8, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and Existing Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to (i) extend our corporate existence and (ii) revise the payment terms of each Extension, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the business combination agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond July 8, 2023 to the Extended Date, in the event we cannot consummate the Business Combination by July 8, 2023.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Charter Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Charter Amendment Proposal.

THE TRUST AMENDMENT PROPOSAL

Overview

Upon the closing of the IPO and the concurrent consummation of a private placement, $100,050,000 ($10.00 per Unit) of the net proceeds of the sale of the Units in the IPO and of the Private Units in the private placement were placed in the Trust Account with Continental acting as trustee, and invested only in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, as determined by the Company, until the earlier of: (i) the completion of an initial business combination and (ii) the distribution of the Trust Account as described below.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental agrees to commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by us in connection with either a closing of an initial business combination or our inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date which is the later of (1) 9 months (or 18 months as may be extended) from the closing of the IPO and (2) such later date as may be approved by our stockholders in accordance with the Charter if an instruction letter pursuant to the foregoing clause (x) has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be changed, amended or modified, without the affirmative vote of at least a majority of our then outstanding common stock, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Extended Date and such later date as may be approved by our stockholders in accordance with the Amended Charter (as may be further amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that we would be able to complete the Business Combination before July 8, 2023, the Board has determined that the Trust Amendment Proposal is in the best interests of us and our stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

Stockholder approval of the Trust Amendment is required for the implementation of our Board’s plan to (i) extend the date by which we must consummate our Business Combination, and (ii) revise the payment terms for each Extension. Therefore, our Board will abandon and not implement the Trust Amendment unless our stockholders approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by July 8, 2023 (subject to the extension terms therein), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants and rights, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors, and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that our Sponsor holds 2,471,250 Founder Shares and 543,000 Private Units, all such securities. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.25 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least a majority of our outstanding common stock entitled to vote at the Special Meeting, voting together as a single class. The Trust Amendment Proposal is conditioned on the approval of the Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum at the Special Meeting and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

Our Sponsor, all of our directors and officers are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the Record Date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 3,044,550 shares, representing approximately 23.1% of the Company’s issued and outstanding shares of common stock. Our Sponsor, directors, and officers do not intend to purchase shares of Class A Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Charter Amendment.

Recommendation of the Board

The Board recommends that you vote “FOR” the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal or the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our officers and directors as a group.

On the Record Date, there were 13,149,600 shares of common stock outstanding and entitled to vote, of which 10,648,350 are Class A Common Stock and 2,501,250 are Founder Shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock
Mobiv Pte. Ltd.(3)	3,014,550	(2)	22.93%
Peter Bilitsch(3)	3,014,550	(2)	22.93%
Weng Kiat (Adron) Leow(4)	5,000	(2)	*
Lloyd Bloom(5)	15,000	(2)	*
Garry Peagam	5,000	(2)	*
Niels Strohkirch	5,000	(2)	*
All executive officers and directors as a group (5 individuals)	3,044,550	(2)	23.15%
5% or Greater Beneficial Owners:
Space Summit Capital LLC(6)	777,654		5.91%

*	Less than 1%
(1)	Unless otherwise noted, the business address of the following individuals is c/o Mobiv Acquisition Corp., 850 Liberty Avenue, Suite 204, Newark, Delaware 19711.
(2)

Interests shown consist solely of founder shares, classified as Class B common stock, as well as shares of Class A common stock included in the units issued in the private placement consummated simultaneously with the IPO. Founder shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)

Milan Vido Partners Pte. Ltd. owns 100% of Mobiv Pte. Ltd. and Peter Bilitsch, chief executive officer of the Company, owns 100% of Milan Vido Partners Pte. Ltd. Includes 543,300 units purchased in a private placement that closed simultaneously with the closing of the IPO.

(4)	Mr. Weng Kiat (Adron) Leow is director of our Sponsor, Mobiv Pte. Ltd., and its, holding company, Milan Vido Partners Pte. Ltd.
(5)	Includes 10,000 shares pursuant to a subscription agreement dated April 5, 2022, between Lloyd Bloom and the Sponsor at $5.00 per share.
(6)

Based on information contained in Schedule 13G filed on February 7, 2023 by Space Summit Capital LLC (“Space Summit Capital”). The business address for Space Summit Capital is 15455 Albright Street, Pacific Palisades, CA 90272.

The table above does not include the shares of common stock underlying the public warrants because these securities are not exercisable within 60 days of the Record Date for the Special Meeting.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 Annual Meeting, assuming the meeting is held on or about December 31, 2023, notice of a nomination or proposal must be delivered to us no later than October 2, 2023 and no earlier than September 2, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and the Company fails to complete a qualifying Business Combination on or before July 8, 2023, there will be no annual meeting in 2023.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A Common Stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Common Stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants or rights) relative to all of our shares both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants or rights. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock, the one redeemable warrant, or one right included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Common Stock or the U.S. Holder’s initial basis for Class A Common Stock upon exercise of a whole warrant or right) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Common Stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Common Stock, and, in the case where shares of our Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Excise Tax Upon Redemption

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. On December 27, 2022, the Treasury and the IRS issued a notice (the “Notice”) announcing their intent to issue proposed regulations addressing the application of the Excise Tax and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations.

Any redemption or other repurchase that occurs on or after January 1, 2023, in connection with a Business Combination, extension vote or otherwise, may be subject to the Excise Tax. Pursuant to the rules set forth in the Notice, however, redemptions in connection with a liquidation of the Company are generally not subject to the excise tax. Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any private investment in public equity or “PIPE,” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at proxy@continentalstock.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at https://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

Attn: Mobiv Acquisition Corp.

Telephone No.: (855) 835-8316

Email: MOBV@allianceadvisors.com

You may also obtain these documents by requesting them from the Company at:

Mobiv Acquisition Corp.

850 Liberty Avenue, Suite 204

Newark, Delaware 19711

Telephone No.: (302) 738-6680

If you are a stockholder of the Company and would like to request documents, please do so by June 30, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MOBIV ACQUISITIONS CORP

Mobiv Acquisitions Corp (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.

The Amended and Restated Certificate of Incorporation of the Corporation (the “Charter”) is hereby amended by deleting Section 9.1(b) thereof in its entirety and inserting the following in lieu thereof:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on or about June 1, 2022, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by July 15, 2023 (or February 8, 2024 if the Corporation extends the period of time to consummate an initial Business Combination) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

2.	The Charter is hereby further amended by deleting Section 9.2(d) thereof in its entirety and inserting the following in lieu thereof:

“(d) In the event that the Corporation has not consummated an initial Business Combination by July 15, 2023, the Chief Executive Officer or Chief Financial Officer, without further shareholder vote, may extend the period of time to consummate an initial Business Combination from July 15, 2023 to August 8, 2023 and thereafter up to six times, by an additional one month each time (each an “Extension”), for a total of up to 18 months from August 8, 2023 (the latest date of any such Extension is referred to as the “Extended Date”); provided that, in the case of each Extension, the Sponsor (or its affiliates or designees) (i) has provided to the Corporation a notice of such Extension no later than five business days prior to (A) July 15, 2023 or, if a further Extension is exercised, (B) the then-applicable Extended Date, and (ii) will deposit into the Trust Account on the then-applicable Extended Date, commencing with the Extension beginning July 15, 2023, an amount equal to the lesser of (A) $100,000 and (B) $0.05 per share for each Offering Share that is not redeemed in connection with the approval of Extensions of the Extended Date (such an amount, a “Deposit Amount”), which such Deposit Amount shall be used to fund the redemption of the Offering Shares as provided in this Section 9.2(d). In the event that the Corporation does not consummate a Business Combination by the later of (A) July 15, 2023 or (B) the then-applicable Extended Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

3.	The Charter is hereby further amended by deleting Section 9.7 thereof in its entirety and inserting the following in lieu thereof:

“Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by July 15, 2023 (or up to 18 months from August 8, 2022 if the Company extends the period of time to consummate an initial Business Combination) or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

4.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged this                  day of         , 2023.

Mobiv Acquisitions Corp

By:
Name: Peter Bilitsch
Title: Chief Executive Officer

ANNEX B

AMENDMENT

TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment to Investment Management Trust Agreement (this “Amendment Agreement”) is entered into effective as of     , 2023 (the “Effective Date”) by and between Mobiv Acquisition Corp, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement made effective as of August 3, 2022 (the “Trust Agreement”);

WHEREAS, capitalized terms contained in this Amendment Agreement without definition shall have the meanings ascribed to such terms in the Trust Agreement;

WHEREAS, the Board of Directors of the Company has approved and declared the advisability of certain amendments to the Charter with respect to the extension of the time within which the Company must complete an initial Business Combination, which amendments have been submitted to the stockholders of the Company for their consideration and vote, together with this Amendment Agreement, at a special meeting of the stockholders of the Company held on or about the Effective Date (the “Special Meeting”);

WHEREAS, Section 6(c) of the Trust Agreement provides that the Trust Agreement may only be changed, amended or modified by a writing signed by each of the parties to the Trust Agreement by a writing signed by each of the parties thereto, with the exception that, additionally, Sections 1(i), 1(j) and 1(k) of the Trust Agreement may not be modified without the affirmative vote of sixty five percent of the then outstanding shares of Class A Common Stock and Class B Common Stock of the Company voting together as a single class (such affirmative vote, the “Stockholder Approval”);

WHEREAS, the Trustee has received, with respect to this Amendment Agreement, confirmation of Stockholder Approval in the form of a certified report of the inspector of election in connection with the Special Meeting; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided in this Amendment Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Definitions. Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2.	Amendment to the Trust Agreement. Effective as of the Effective Date, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) only as directed in the Termination Letter, the other documents referred to therein, and this Section 1(i); provided, however, that in the event that a Termination Letter has not been received by the Trustee prior to such date, the Trustee shall commence liquidation of the Trust Account upon the date which is the latest of (1) July 15, 2023 (or up to 18 months from the closing of this offering at the election of the Company in seven separate extensions, commencing with the period from July 15, 2023 to August 8, 2023 and thereafter by one month extensions if extended in full under the terms of the Company’s amended and restated certificate of incorporation), and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated certificate of incorporation (the “Extended Date”), in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

3.

No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4.

References. All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to August 3, 2022.

5.

Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes under this Amendment Agreement. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AMENDMENT AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6.

Counterparts. This Amendment Agreement may be executed in several original or electronic transmission or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives effective as of the Effective Date.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

MOBIV ACQUISITION CORP

By:
Name: Peter Bilitsch
Title: Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK ï^ï^ï^ EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail MOBIV ACQUISITION CORP.    to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you Votes marked, submitted signed and electronically returned your over proxy the Internet card. must July 6, be 2023 received . by 11:59 p.m., Eastern Time, on INTERNET – www Use the .cstproxyvote Internet to vote .com your proxy. Have your website proxy card . Follow available the prompts when you to access vote your the shares above. If Vote you at plan the to Meeting attend the    – virtual online control special number meeting, to you vote will electronically need your 12 at digit the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/mobivac/2023 MAIL and return – Mark, it in sign the postage and date-paid your envelope proxy card provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ Please mark PROXY your votes like this X THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS ONE, TWO, AND THREE. The Charter Amendment Proposal — 1. A proposal to amend the Company’s amended FOR AGAINST ABSTAIN and restated certificate of incorporation (the “Existing A to Charter the accompanying ”) in the form Proxy set forth Statement in “ Annex ”). refer to this amendment throughout the Proxy (the Amended Statement    Charter the “ We as Charter Amendment .” The ” and Charter such    proposal as the “Charter extend Amendment the date Proposal by which the Company must Amendment consummate proposes a business to combination (the “Business Combination”), from July 8, 2023 (the Chief “Termination Executive Date Officer ”) to or July Chief 15, 2023 Financial and Officer, to allow without the Company’s a further 2023 shareholder to August vote, 8, to 2023 further and extend thereafter the Termination on a monthly Date basis from up July to 15, six times the Termination (each, an Date “Extension (assuming ”), for the a Company’s total of up Business to seven months Combination after has not occurred) the “ . The end date of each Extension shall be referred to herein proposes as that Extended in connection Date with .” The each Charter Extension, Amendment the Sponsor additionally (or its affiliates or “ permitted designees) agrees to deposit into the trust of account (i) $100,000 (the Trust or (ii) Account $0.05 for ”) for each each Public of the Share Extensions, not redeemed the lesser in connection until with February the Charter 8, 2024 Amendment (assuming Proposal the Company’s (the “Extension Business Combination Payment”) has not occurred) . Trust Amendment Proposal — 2. A proposal to amend the Investment FOR AGAINST ABSTAIN Management 3, 2022, between Trust us Agreement, and Continental dated August Stock Transfer & Trust Company (“Continental” and such agreement the “Trust Agreement B (the “”) pursuant to an amendment in the form set forth statement, in Annex to change Trust the Amendment initial date”) on of the which accompanying Continental proxy must commence such later date liquidation as may be of the approved Trust Account by our stockholders to the Extended in accordance Date or with the Trust the Charter Agreement (as may is not be received amended) by Continental if a letter of prior termination to such under date    (the “Trust Amendment Proposal”). The Adjournment Proposal — 3. A proposal to approve the adjournment of FOR AGAINST ABSTAIN the if necessary, Special Meeting to permit to    further a later    solicitation date or dates, and vote otherwise of proxies in connection in the event with, the that approval there are of insufficient the Charter votes Amendment for, or Proposal or the Trust Amendment The Adjournment Proposal, which Proposal we refer will toonly as the be presented “Adjournment at the Proposal Special .Meeting ” if there are not sufficient votes to approve Proposal .the Charter Amendment Proposal or the Trust Amendment CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2023. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/mobivac/2023 ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MOBIV ACQUISITION    CORP.    The undersigned appoints Peter Bilitsch and Weng Kiat (Adron) Leow, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of Mobiv Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on June 20, 2023 at the Special Meeting of Mobiv Acquisition Corp. (the “Company”) to be held on July 7, 2023 at 10:00 a.m., Eastern Time, or at any adjournment thereof. THIS INDICATION PROXY IS WHEN MADE, PROPERLY THE PROXY EXECUTED WILL BE VOTED WILL BE IN    VOTED FAVOR AS OF INDICATED PROPOSALS . IF ONE, NO CONTRARY TWO, AND THREE, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)